Exhibit 10.15

John M. Tyson Vice President (918) 595-3189 (918) 280-3368 (fax)

May 4, 2004

Helmerich & Payne International Drilling Co.
1437 South Boulder Avenue
Tulsa, Oklahoma 74119

Attention: Mr. Douglas E. Fears, Vice President

Re: Second Amendment to Credit Agreement

Gentlemen/Ladies:

     Reference is made to the Credit Agreement dated July 16, 2002, between Helmerich & Payne International Drilling Co. (the “Borrower”), Helmerich & Payne, Inc., the several Lenders from time to time thereto (the “Lenders”) and Bank of Oklahoma, National Association, as Administrative Agent (the “Administrative Agent”), as amended by that certain First Amendment to Credit Agreement dated July 15, 2003 (the Credit Agreement, as amended by the First Amendment thereto, is hereinafter referred to as the “Credit Agreement”). Capitalized terms used in this letter and not otherwise defined have the meanings assigned to them in the Credit Agreement. “BOk” refers to Bank of Oklahoma, National Association, as a Lender under the Credit Agreement.

     This letter will serve to confirm that (i) pursuant to Section 2.5(a) of the Credit Agreement, the Borrower has given proper written notice to the Administrative Agent of the Borrower’s intent to reduce the Aggregate Revolving Committed Amount from $125,000,000.00 to $50,000,000.00, effective as of May 4, 2004, and that (ii) effective as of May 4, 2004, each of the Lenders (other than BOk) has transferred and assigned to BOk all of their rights and obligations under the Credit Agreement, including the Notes originally executed and delivered to such other Lenders pursuant to the Credit Agreement. Accordingly, as of May 4, 2004: (i) the Aggregated Revolving Committed Amount is $50,000,000.00; (ii) BOk is the sole lender under the Credit Agreement, having a Revolving Committed Amount of $50,000,000.00; (iii) the Notes executed and delivered by the Borrower to each of the other Lenders have been assigned to BOk and will be cancelled by BOk; and (iv) the Borrower’s Note dated July 16, 2002, payable to the order of BOk in the stated principal amount of $50,000,000.00 is the only Note outstanding under the Credit Agreement evidencing the Revolving Loans.

May 4, 2004

     Further, the Credit Agreement is amended as follows, effective immediately:

(A)	the Non-Use Fee described in Section 3.2(a) of the Credit Agreement is hereby deleted;

(B)	Section 7.12 (Liquidity Maintenance) of the Credit Agreement is hereby deleted; and

(C)

All references in the Credit Agreement to the Swingline Commitment, the Swingline Loans and the Swingline Commitment, and all provisions of the Credit Agreement pertaining to the Swingline Commitment and the Swingline Loans (including Section 2.1(c), will have no further force or effect for so long as BOk is the only Lender under the Credit Agreement.

     This letter agreement is intended to be and shall be construed as an amendment to the Credit Agreement. The remaining terms, provisions and conditions set forth in the Credit Agreement shall remain in full force and effect.

     Please indicate your concurrence with the foregoing where indicated below. This letter agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute a single agreement. This letter agreement may be executed in counterparts. Transmission by facsimile of an executed counterpart of this letter agreement shall be deemed to constitute due and sufficient delivery of such counterpart and such facsimile shall be deemed to be an original counterpart of this letter agreement.

Very truly yours, BANK OF OKLAHOMA, NATIONAL ASSOCIATION, as Lender and as Administrative Agent By:____________________________ John M. Tyson, Vice President

ACCEPTED AND AGREED TO EFFECTIVE AS OF MAY 4, 2004:

HELMERICH & PAYNE INTERNATIONAL DRILLING CO.

By:________________________________
Name:_____________________________
Title:______________________________

May 4, 2004

ACCEPTED AND AGREED TO EFFECTIVE AS OF MAY 4, 2004:

HELMERICH & PAYNE, INC.

By:________________________________
Name:_____________________________
Title:______________________________